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                                                                  EXHIBIT 16.2


                                  [LETTERHEAD]



                                January 23, 1997





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:     MPTV, Inc.
                 File No.: 0-16545

Gentlepersons:

We have read and agree with the comments in Item 4 of the Current Report on Form 8-K of MPTV, Inc. dated January 17, 1997.

Very truly yours,



/s/ CORBIN & WERTZ
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    Corbin & Wertz